UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2026

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 16th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2026, Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the Company's Amended and Restated 2019 Stock Incentive Plan (the “A&R 2019 Plan”), which amendment and restatement had previously been approved by the Board subject to stockholder approval, to (i) increase the number of shares available for issuance under the plan by 8,000,000 shares of common stock, (ii) limit non-employee director compensation, (iii) prohibit liberal share recycling by providing that shares delivered to the Company in satisfaction of an exercise price or tax withholding do not become available under the A&R 2019 Plan for future grants and (iv) clarify that any dividends or dividend equivalents paid with respect to awards under the A&R 2019 Plan are subject to the same vesting and forfeiture provisions as the award with respect to which the dividend or dividend equivalent is paid.

The description of the A&R 2019 Plan contained in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2026, under the heading “Proposal No. 4—Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan” is incorporated herein by reference. A complete copy of the A&R 2019 Plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s restated certificate of incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock from 200,000,0000 shares to 400,000,000 shares.

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 3, 2026 (the “Certificate of Amendment”).

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 3, 2026, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. Michael Heffernan was elected to the Board as a Class I director for a term expiring at the 2029 annual meeting of stockholders.

For:	81,567,765
Withheld:	18,635,726
Broker Non-Votes:	14,140,404

2. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 was ratified.

For:	114,001,970
Against:	223,323
Abstain:	118,602

3. The compensation of the Company's named executive officers was approved, on an advisory basis.

For:	98,119,461
Against:	1,982,126
Abstain:	101,904
Broker Non-Votes:	14,140,404

4. The A&R 2019 Plan was approved.

For:	98,140,470
Against:	1,961,030
Abstain:	101,991
Broker Non-Votes:	14,140,404

5. The Amendment to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares was approved.

For:	110,453,620
Against:	3,872,599
Abstain:	17,676

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Trevi Therapeutics, Inc.

99.1	Amended and Restated 2019 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 21, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: June 4, 2026	By:	/s/ David C. Hastings
Name: David C. Hastings
Title: Chief Financial Officer